Exhibit 10(aa)

SEVENTH AMENDMENT
TO AMENDED AND RESTATED
SENIOR SUBORDINATED LOAN AGREEMENT

        This SEVENTH AMENDMENT TO AMENDED AND RESTATED SENIOR SUBORDINATED LOAN AGREEMENT (“Seventh Amendment”) is made and entered into as of August 1, 2005 between CLARION TECHNOLOGIES, INC., a Delaware corporation (the “Company”), its subsidiaries party hereto (the Company and its subsidiaries are referred to individually as a “Loan Party” and collectively as the “Loan Parties”), jointly and severally, as borrowers and WILLIAM BLAIR MEZZANINE CAPITAL FUND III, L.P., a Delaware limited partnership (“WBMCF”), the Emilie D. Wierda Living Trust dated 3/1/94, William Beckman, Thomas Wallace, the Craig Wierda Grantor Retained Annuity Trust, dated January 31, 1994, and the Emilie Wierda Grantor Retained Annuity Trust, dated January 31, 1994, (together with WBMCF, each a “Lender” and collectively, as the “Lenders”).

R E C I T A L S

        A.        Pursuant to that certain Amended and Restated Senior Subordinated Loan Agreement dated as of December 27, 2002, as amended by Waiver, Consent and First Amendment to Amended and Restated Senior Subordinated Loan Agreement dated April 14, 2003, Second Amendment to Amended and Restated Senior Subordinated Loan Agreement dated as of April 23, 2004, Consent and Third Amendment to Amended and Restated Senior Subordinated Loan Agreement dated as of August 2, 2004, Fourth Amendment to Amended and Restated Senior Subordinated Loan Agreement dated as of November 8, 2004, Waiver and Fifth Amendment to Amended and Restated Senior Subordinated Loan Agreement dated as of March 25, 2005 and Sixth Amendment to Amended and Restated Senior Subordinated Loan Agreement dated as of April 30, 2005 (and as further amended, restated or otherwise modified, the “Loan Agreement”) between the Loan Parties and the Lenders, the Lenders and Loan Parties agreed to amend and restate the terms of an existing senior subordinated loan agreement.

        B.        The Loan Parties have further requested, and the Lenders have further agreed, to amend selected provisions of the Loan Agreement upon the terms and conditions hereinafter set forth.

        C.        The Loan Parties, JPMorgan Chase Bank, N.A. (as successor to Bank One, NA), as Agent and the Senior Lenders are entering into a tenth amendment to amended and restated credit agreement dated as of the date hereof (the “Senior Tenth Amendment”), pursuant to which Senior Lenders, among other things, are agreeing to amend the terms of the Senior Loan Agreement.

        D.        Based upon the foregoing recitals, and without waiving any rights or remedies, Lenders are willing to amend the terms of the Loan Agreement under the terms and conditions expressly set forth herein.

A G R E E M E N T S

        NOW, THEREFORE, in consideration of the agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        1.        Incorporation of Recitals. The foregoing recitals are incorporated herein by reference and made a part of this Seventh Amendment.

        2.        Definitions. All capitalized terms used herein without definition shall have the meanings given to them in the Loan Agreement, as amended by this Seventh Amendment.

        3.        Amendment of the Loan Agreement. Subject to the Loan Parties’ performance of their obligations to Lenders hereunder on the date hereof, the parties hereto agree to amend the terms of the Loan Agreement as follows:

(a) The following definition is hereby added to Section 1.1 of the Loan Agreement:

“ ‘Seventh Amendment’ shall mean that certain Seventh Amendment to Amended and Restated Senior Subordinated Loan Agreement dated as of August 1, 2005, between the Loan Parties and the Lenders as the same may be amended, supplemented, restated or otherwise modified from time to time.”

        (b)        Section 6.17 of the Loan Agreement is hereby amended by deleting clauses (a), (b), (c), (d), (e) and (f) thereof, and replacing them with the following new clauses (a), (b), (c), (d), (e) and (f), respectively:

        “(a)        Fixed Charge Coverage Ratio. The Loan Parties shall not permit the Fixed Charge Coverage Ratio to be less than (i) 0.45 to 1.00 as of the end of the Company’s fiscal quarter ending on or about March 31, 2005 (provided that such ratio shall be determined as of March 31, 2005 in accordance with GAAP for the period of four consecutive fiscal quarters of the Company then ending), (ii) 1.035 to 1.00 as of May 31, 2005 and June 30, 2005 (provided that such ratio shall be determined as of the end of each such calendar month in accordance with GAAP for the prior monthly period then ending), (iii) .81 to 1.00 as of July 31, 2005 (provided that such ratio shall be determined as of the end of such calendar month in accordance with GAAP for the prior monthly period then ending and (iv) 1.35 to 1.00 as of the end of each calendar month subsequent to July 31, 2005 (provided that such ratio shall be determined as of the end of each such calendar month in accordance with GAAP for the prior monthly period then ending).”

        “(b)        Minimum EBITDA. The Loan Parties shall not permit EBITDA to be less than $1,575,000 as of the Company’s fiscal quarter ending on or about June 30, 2005 and $1,777,500 as of the end of September 30, 2005; such amount to be determined in accordance with GAAP for the period of such fiscal quarter of the Company then ending.”

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        “(c)        Senior Debt to EBITDA Ratio. The Loan Parties shall not permit the Senior Debt to EBITDA Ratio to be greater than (i) 5.61 to 1.00 as of the end of the Company’s fiscal quarter ending on or about March 31, 2005, (ii) 5.83 to 1.00 as of the end of April 30, 2005, May 31, 2005, June 30, 2005 and July 31, 2005, and (iii) and 6.05 to 1.00 as of the end of each calendar month subsequent to July 31, 2005; such ratio to be determined in each case in accordance with GAAP using the ratio of Senior Debt as of the end of the applicable period to EBITDA for the period of four consecutive fiscal quarters of the Company then ending or the period of twelve consecutive calendar months of the Company then ending, as applicable.”

        “(d)        Total Debt to EBITDA Ratio. The Loan Parties shall not permit the Total Debt to EBITDA Ratio to be greater than (i) 10.18 to 1.00 as of the end of the Company’s fiscal quarter ending on or about March 31, 2005, (ii) 11.275 to 1.00 as of the end of April 30, 2005, May 31, 2005, June 30, 2005 and July 31, 2005, and (iii) 11.55 to 1.00 as of the end of each calendar month subsequent to July 31, 2005; such ratio to be determined in each case in accordance with GAAP using the ratio of Total Debt as of the end of the applicable period to EBITDA for the period of four consecutive fiscal quarters of the Company then ending or the period of twelve consecutive calendar months of the Company then ending, as applicable.”

        “(e)        Total Liabilities to Tangible Capital Funds Ratio. Not permit the Total Liabilities to Tangible Capital Funds Ratio to be greater than (i) 13.20 to 1.00 as of the end of March, 2005, (ii) 12.92 to 1.00 as of the end of April, 2005, (iii) 12.65 to 1.00 as of the end of May 31, 2005, June 30, 2005 and July 31, 2005 and (iv) 6.875 to 1.00 as of the end of each calendar month thereafter; such ratio to be determined in accordance with GAAP as of such month-end.”

        “(f)        Adjusted Working Capital. Not permit Adjusted Working Capital to be less than (i) negative $12,650,000 as of March 31, 2005, (ii) negative $12,375,000 as of the end of April 30, 2005, May 31, 2005, June 30, 2005 and July 31, 2005 and (iii) negative $11,825,000 as of the end of each calendar month thereafter; such amount to be determined in accordance with GAAP as of such month-end.”

        4.        Consent. Lenders also hereby consent to the Company entering into a Guaranty of Lease relating to the lease obligations of the Company’s wholly-owned Subsidiary in Mexico; provided, that the aggregate amount of the underlying obligations guaranteed by the Company does not exceed $400,000.

        5.        Seventh Amendment Conditions. The Seventh Amendment and the obligations of Lenders contemplated hereby shall be governed by and subject to the following terms and conditions, such date being the (“Seventh Amendment Closing Date”):

(a) receipt of this Seventh Amendment to Amended and Restated Senior Subordinated Loan Agreement, duly executed by the Loan Parties and Lenders;

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        (b)        receipt of copies of all documents evidencing corporate action taken by each Loan Party with respect to the consummation of the transactions contemplated by this Seventh Amendment, including but not limited to, resolutions of the Board of Directors of each Loan Party authorizing the execution, delivery and performance by such Loan Party of this Seventh Amendment;

        (c)        receipt of a certificate of each Loan Party, signed by its chief executive officer or chief financial officer, to the effect that: (i) all of the representations and warranties of such party contained in this Seventh Amendment are true and correct as of the date hereof; (ii) such party has complied with and performed all of the terms, covenants and agreements contained in the Senior Subordinated Loan Documents which are to be complied with or performed by such party on or before the date hereof; and (iii) no Event of Default or Potential Event of Default has occurred and is continuing;

        (d)        receipt of the Senior Tenth Amendment, certified by the Loan Parties’ president or chief financial officer to be true and correct and in full force and effect and any and all other documents, agreements, certificates and instruments executed or delivered in connection therewith, each in form and substance satisfactory to Lenders in their sole discretion;

        (e)        receipt of fully executed copies of amendments in form and substance reasonably satisfactory to the Lenders to each of the Replacement Notes such amendments signed by the Company and the respective Payee under each such Replacement Note; provided, notwithstanding the foregoing, the Lenders acknowledge and agree that unless the Lenders shall otherwise agree in writing, the Loan Parties shall have until August 31, 2005 to deliver to the Lenders (X) the original executed counterpart of Thomas Wallace to that certain Twelfth Amendment to Subordination Agreement between Loan Parties and the additional parties thereto, dated as of the date hereof, (Y) the original executed Amendment to Amended and Restated Subordinated Promissory Note of Thomas Wallace, amending that certain Amended and Restated Subordinated Promissory Note dated April 23, 2004 in the original stated principal amount of $135,853.30, and (Z) the original executed consent of Thomas Wallace to the Seventh Amendment, each of which documents shall be in form and substance acceptable to WBMCF in WBMCF’s sole discretion. The Loan Parties acknowledge and agree that failure of the Loan Parties to comply with the provisions of this Section 5(e) as set forth herein shall constitute an Event of Default under the Loan Agreement as to which no cure or grace period shall apply, and that the existence of such Event of Default shall permit the Lenders to exercise the rights and remedies provided to the Lenders under the Loan Agreement; and

        (f)        receipt of the execution and delivery or obtainment of such other instruments, documents, agreements, certificates, instruments, consents, waivers, opinions and information as Lenders may reasonably request, all in a form reasonably acceptable to Lenders.

        6.        Representations and Warranties of the Loan Parties. As a further inducement for the Lenders to consent to the transactions contemplated by this Seventh Amendment, the Loan Parties hereby represent and warrant to Lenders that:

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(a) The Loan Parties have the requisite power and authority to execute, deliver and carry out this Seventh Amendment and the transactions contemplated hereby.

        (b)        The execution and delivery of this Seventh Amendment, the Senior Tenth Amendment and the consummation by the Loan Parties of the transactions contemplated hereby or thereby has been duly authorized by all necessary action and other consents, approvals and the like required on the part of the Loan Parties.

        (c)        Neither the execution and delivery by the Loan Parties of this Seventh Amendment or the Senior Tenth Amendment nor the consummation of the transactions contemplated hereby or thereby, nor compliance by the Loan Parties with the terms, conditions and provisions hereof or thereof, shall (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon its capital stock or assets pursuant to, (iv) give any third party the right to accelerate any obligation under, (v) result in a violation of or (vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to the Certificate or Articles of Incorporation or by-laws of the Loan Parties or any law, statute, rule or regulation to which the Loan Parties are subject, or any agreement, instrument, order, judgment or decree to which the Loan Parties are subject.

        (d)        This Seventh Amendment and the Senior Tenth Amendment have been duly and validly executed and delivered by the Loan Parties and constitute legal, valid and binding obligations, and all such obligations of the Loan Parties are enforceable in accordance with their respective terms.

(e) No event has occurred and is continuing and no condition exists which would constitute an Event of Default or Potential Event of Default.

        (f)        All representations and warranties of the Loan Parties in the Loan Agreement remain true and correct as of the date hereof (except for non material changes to certain schedules previously delivered as of the Second Amendment Effective Date) as though originally made on and as of the date hereof and will be true and correct after giving effect to the amendments set forth in Sections 3 and 4 hereof.

        (g)        Each Loan Party represents that: (a) it has no intention to file or acquiesce in the filing of any bankruptcy or insolvency proceeding hereafter, absent Lender’s approval of such proceeding; and (b) the period commencing on the Seventh Amendment Closing Date and ending on the Senior Termination Date is sufficient for such Loan Party to accomplish the commitments it has undertaken in this Seventh Amendment.

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        7.        Release and Indemnity.

        (a)        Each Loan Party does hereby release and forever discharge each Lender (in such Person’s capacity as a Lender and not in such Person’s capacity as officer, director or Affiliate of a Loan Party) and each Affiliate thereof and each of their respective employees, officers, directors, partners, trustees, agents, attorneys, successors, assigns or other representatives from any and all claims, demands, damages, actions, cross-actions, causes of action, costs and expenses (including legal expenses), of any kind or nature whatsoever, whether based on law or equity, which any of said parties has held, whether known or unknown, for or because of any matter or thing done, omitted or suffered to be done on or before the actual date upon which this Seventh Amendment is signed by any of such parties (i) arising directly or indirectly out of this Seventh Amendment, or any other documents, instruments or any other transactions relating thereto and/or (ii) relating directly or indirectly to all transactions by and between each Loan Party and any Lender or any of its respective directors, partners, officers, agents, employees, attorneys or other representatives.

        (b)        Each Loan Party shall and hereby does indemnify each Lender and each Affiliate thereof and their respective directors, partners, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims or damages (including reasonable legal fees and expenses) to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from the execution by any Lender or Loan Party of this Seventh Amendment or any investigation, litigation or other proceeding (including any threatened investigation or proceeding) relating to the foregoing or any of the other Senior Subordinated Loan Documents, and the Loan Parties shall reimburse each Lender and each Affiliate thereof and their respective directors, partners, officers, employees and agents, upon demand for any expenses (including legal fees) reasonably incurred in connection with any such investigation or proceeding; but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence, bad faith or willful misconduct of the Person to be indemnified or in connection with disputes exclusively between Lenders.

        (c)        Without limiting any provision of this Seventh Amendment, it is the express intention of the parties hereto that each Person to be indemnified hereunder or thereunder shall be indemnified and held harmless against any and all losses, liabilities, claims or damages: (i) arising out of or resulting from the sole ordinary or contributory negligence of such Person or (ii) imposed upon said party under any theory of strict liability. Without prejudice to the survival of any other obligations of the Loan Parties hereunder and under the other Senior Subordinated Loan Documents, the obligations of the Loan Parties under this Section 6 shall survive the termination of the Senior Subordinated Loan Documents and the other Senior Subordinated Loan Documents and the payment of the Obligations.

        8.        Miscellaneous.

        (a)        Further Assurances. The Loan Parties shall, from time to time at the request of the Lenders holding a majority in interest of the Loans, do all further acts and things as may in the opinion of such Lenders be necessary or advisable to effectuate the transaction and other matters contemplated hereby, including, without limitation, the modification of or amendment to any other agreements, certificates or instruments to which the Loan Parties are a party.

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(b) Notices. All notices and other communications given to or made upon any party hereto in connection with this Seventh Amendment shall be in accordance with Section 8.6 of the Loan Agreement.

        (c)        Joint and Several Liability. Except as specifically set forth herein, the liability of each Loan Party under this Seventh Amendment and the other agreements in general shall be joint and several, and each reference herein to the Loan Parties shall be deemed to refer to each such Loan Party. In furtherance and not in limitation of Lenders’ rights and remedies hereunder or at law, each Lender may proceed under the Loan Agreement and the other agreements against any one or more of the Loan Parties in their absolute and sole discretion for any of the obligations of the Loan Parties or any other liability or obligation of the Loan Parties arising thereunder.

        (d)        Survival. All representations, warranties, covenants, indemnifications, consents and agreements of the Loan Parties contained herein or made in writing in connection herewith shall survive the execution and delivery of this Seventh Amendment and, except as set forth otherwise herein, shall remain in effect through the date that all amounts due hereunder are paid to Lenders.

        (e)        Entire Agreement. This Seventh Amendment and the instruments to be delivered by the parties pursuant to the provisions hereof constitute the entire agreement between the parties hereto with respect to the subject matter hereof.

        (f)        Counterparts. This Seventh Amendment may be executed in any number of counterparts and by any party hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a counterpart by facsimile shall be deemed to be delivery of an original counterpart hereto.

(g) Captions. Section captions used in this Seventh Amendment are for convenience only, and shall not affect the construction of this Seventh Amendment.

(h) No Further Amendments. Except as specifically amended hereby, the terms and provisions of the Loan Agreement shall remain in full force and effect.

[SIGNATURES BEGIN ON FOLLOWING PAGE]

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        IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to Amended and Restated Senior Subordinated Loan Agreement to be executed and delivered by their duly authorized officers as of the day and year first above written.

WILLIAM BLAIR MEZZANINE CAPITAL FUND III, L.P. By: William Blair Mezzanine Capital Partners III, L.L.C., its general partner

By: /s/ Daniel E. Pansing —————————————— Name: Daniel E. Pansing —————————————— Title: Director ——————————————

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SEVENTH AMENDMENT TO AMENDED AND RESTATED SENIOR SUBORDINATED LOAN AGREEMENT

Emilie D. Wierda Living Trust dated 3/1/94 By: /s/ Craig Wierda —————————————— Name: Craig Wierda —————————————— Title: Trustee ——————————————

/s/ William Beckman ————————————————— William Beckman ————————————————— Thomas Wallace

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SEVENTH AMENDMENT TO AMENDED AND RESTATED SENIOR SUBORDINATED LOAN AGREEMENT

CRAIG WIERDA GRANTOR RETAINED ANNUITY TRUST, DATED JANUARY 31, 1994 By: /s/ Greg Bego —————————————— Greg Bego, Trustee

EMILIE WIERDA GRANTOR RETAINED ANNUITY TRUST, DATED JANUARY 31, 1994 By: /s/ Greg Bego —————————————— Greg Bego, Trustee

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SEVENTH AMENDMENT TO AMENDED AND RESTATED SENIOR SUBORDINATED LOAN AGREEMENT

CLARION TECHNOLOGIES, INC. By: /s/ Edmund Walsh —————————————— Name: Edmund Walsh —————————————— Title: CFO ——————————————

CLARION REAL ESTATE, LLC. By: /s/ Edmund Walsh —————————————— Name: Edmund Walsh —————————————— Title: CFO ——————————————

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